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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (date of earliest event reported): August 12, 2002


                       COMDISCO HOLDING COMPANY, INC.
        (as successor to Comdisco, Inc., Commission File No. 1-7725)
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           (Exact name of registrant as specified in its charter)


        DELAWARE                          N/A                   54-2066534
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(State or other Jurisdiction    (Commission File Number)    (IRS Employer
     of Incorporation)                                      Identification No.)


     6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS                     60018
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(Address of principal executive offices)                        (Zip Code)


(Registrant's telephone number, including area code)            (847) 698-3000
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                                    N/A
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       (Former name or former address, if changed since last report)



Item 5.  Other Events.


         As previously reported, the First Amended and Joint Plan of Reorganization of Comdisco, Inc. and its Affiliated Debtors and Debtors In Possession, dated June 13, 2002, and confirmed by the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, on July 30, 2002 (the "Plan") became effective on August 12, 2002 (the "Effective Date").

         Pursuant to Section 7.1 of the Plan, prior to the Effective Date, Comdisco, Inc., a Delaware corporation ("Old Comdisco"), formed Comdisco Holding Company, Inc., a Delaware corporation (the "Company"), and the Company formed Comdisco Leasing Merger Subsidiary, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"). On the Effective Date, pursuant to Section 7.1 of the Plan and Section 251 and
Section 303 of the General Corporation Law of the State of Delaware, Merger Sub merged with and into Old Comdisco (the "Merger") and Old Comdisco emerged as the surviving corporation of the Merger as a wholly-owned subsidiary of the Company. As a result of the Merger, the Company is the successor to Old Comdisco.

         Pursuant to and in accordance with the Plan, the Company will issue contingent distribution rights (the "CDRs") to the former holders of Old Comdisco common stock, par value $0.10 per share (the "Old Common Stock"), which Old Common Stock was cancelled pursuant to Section 7.8 of the Plan. On August 12, 2002, the Company filed a Registration Statement on Form 8-A describing the terms and conditions of the CDRs.

         The Old Common Stock was previously registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") until the listing of the Old Common Stock on the New York Stock Exchange was terminated on April 12, 2002. Pursuant to Rule 12g- 2 promulgated under the Exchange Act, the Old Common Stock was deemed to be registered under Section 12(g) of the Exchange Act without the filing of an additional registration statement upon the termination of the listing of the Old Common Stock on the New York Stock Exchange. The Old Common Stock immediately prior to its cancellation was registered pursuant to Section 12(g) of the Exchange Act. Based on the foregoing, the CDRs are deemed registered under Section 12(g) of the Exchange Act by operation of Rule 12g-3(a) promulgated under the Exchange Act.

                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COMDISCO HOLDING COMPANY, INC.


Dated: August 21, 2002                 By:      /s/ Robert E.T. Lackey
                                                -------------------------------
                                       Name:    Robert E.T. Lackey
                                       Title:   Executive Vice President, Chief
                                                Legal Officer and Secretary